UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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WAVE SYSTEMS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BARCODE See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000179550_1 R1.0.0.51160 WAVE SYSTEMS CORP. Annual Meeting June 20, 2013 June 20, 2013 4:00 PM EDT April 29, 2013 The Grand Hyatt 109 East 42nd Street New York, New York 10017 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. . XXXX XXXX XXXX 0000179550_2 R1.0.0.51160 1. Annual Report 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 06, 2013 to facilitate timely delivery.

BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000 0000 0000 . Voting items 0000179550_3 R1.0.0.51160 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 John E. Bagalay, Jr. 02 Nolan Bushnell 03 Robert Frankenberg 04 George Gilder 05 Steven Sprague The Board of Directors recommends you vote FOR the following proposal(s): 2 To ratify the action of the Board of Directors in amending the 1994 Employee Stock Option Plan to (i) increase the number of shares of Class A Common Stock authorized for issuance thereunder from 19,000,000 to 24,000,000; 3 To approve a series of amendments to the Company`s Restated Certificate of Incorporation (the "Proposed Amendments") to effect a reverse stock split of our Class A Comon Stock and Class B Common Stock whereby, at the discretion of our Board of Directors, each outstanding 2, 3 or 4 shares of the Company`s Class A Common Stock and Class B Common Stock, respectively, would be combined into and become one share of the Company`s Class A Common Stock or Class B Common Stock, as applicable. If approved, the Board of Directors will have the discretion to effect one of such Proposed Amendments and abandon the other Proposed Amendments or to abandon of all of the Proposed Amendments as permitted under Section 242(c) of the Delaware General Corporation Law; 4 To consider and act upon a proposed amendment to the Company`s Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock that the Company is authorized to issue from 150,000,000 to 190,000,000. If approved, the Board of Directors will have the discretion to effect such proposed amendment or to abandon such proposed amendment as permitted under Section 242(c) of the Delaware General Corporation Law; 5 To approve a Nonbinding Advisory Resolution on the Compensation of Wave Systems Corp. Named Executive Officers; 6 Ratification of KPMG LLP as Independent Registered Public Accounting Firm for 2013;

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information Voting items Continued 0000179550_4 R1.0.0.51160 NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.